SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

THE SECURITIES EXCHANGE ACT OF 1934

November 14, 2002 (November 14, 2002)
(Date of Report) (Date of earliest event reported)

Beverly Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-9550
(Commission File Number)

62-1691861
(IRS Employer Identification No.)

One Thousand Beverly Way
Fort Smith, AR 72919
(Address of principal executive offices)

(479) 201-2000
(Registrant’s telephone number, including area code)

ITEM 9. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
EX-99.1 Transmittal Letter
EX-99.2 Certificate of Chief Executive Officer
EX-99.3 Certificate of Chief Financial Officer

ITEM 9. OTHER EVENTS

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on November 14, 2002, Beverly Enterprises, Inc. filed as correspondence the transmittal letter and certifications attached hereto as Exhibits 99.1, 99.2 and 99.3.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit 99.1 — Transmittal Letter
Exhibit 99.2 — Certificate of Chief Executive Officer
Exhibit 99.3 — Certificate of Chief Financial Officer

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEVERLY ENTERPRISES, INC.

Date: November 14, 2002

	By:	/s/ PAMELA H. DANIELS

Pamela H. Daniels Senior Vice President, Controller and Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION

99.1	Transmittal Letter

99.2	Certificate of Chief Executive Officer

99.3	Certificate of Chief Financial Officer